EXHIBIT 10.114



                                    SCHEDULE
                   (for differences between Exhibit 10.105 and
            substantially identical documents not filed as exhibits)


                    Information on 10 substantially identical
          Assignments of Contracts and Permits dated September 8, 2000
                    To First Union National Bank, as Assignee

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

Location of Hotel                                   Assignor
-----------------                                   --------

Atlanta/Cumberland, Georgia                         Apple Suites SPE I, Inc.
Ridgeland, Mississippi                              Apple Suites SPE I, Inc.
Baltimore, Maryland                                 Apple Suites SPE II, Inc.
Atlanta/Norcross, Georgia                           Apple Suites SPE II, Inc.
Detroit, Michigan                                   Apple Suites SPE II, Inc.
Richmond, Virginia                                  Apple Suites SPE II, Inc.
Clearwater, Florida                                 Apple Suites SPE II, Inc.
Irving, Texas                                       Apple Suites REIT Limited Partnership
Plano, Texas                                        Apple Suites REIT Limited Partnership
Addison, Texas                                      Apple Suites REIT Limited Partnership

